Exhibit 10.8

SECOND MODIFICATION AGREEMENT

(Mt. Snow Development Loan)

This SECOND MODIFICATION AGREEMENT (the “Agreement”) is made and entered into as of the 13th day of July, 2012 (the “Effective Date”), by and between PEAK RESORTS, INC., a Missouri corporation (“Peak”), MOUNT SNOW, LTD., a Vermont corporation (“Mount Snow”, and together with Peak, collectively, the “Borrower”) and EPT MOUNT SNOW, INC., a Delaware corporation (“Lender”).

RECITALS

A.                                    The Lender has previously extended a loan to the Borrower in the amount of Forty-One Million Dollars ($41,000,000.00) (the “Loan”).

B.                                    The Loan is evidenced by a Promissory Note (Mount Snow Development Land Loan) from Borrower dated April 4, 2007 in favor of Lender in the original principal amount of Twenty-Five Million Dollars ($25,000,000.00) (the “Original Note”), as amended by that certain Modification Agreement from Borrower dated April 1, 2010, in favor of Lender increasing the amount of the Original Note to Forty-One Million Dollars ($41,000,000.00) (the “Amendment”; together with the Original Note, the “Note”).

C.                                    Borrower and Lender are parties to that certain Post-Closing Agreement dated April 4, 2007, as amended by the Amendment (collectively, the “Post-Closing Agreement”).

NOW THEREFORE, the Lender and the Borrower, for good, sufficient and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

1.                                      Recitals.                                 The foregoing recitals are hereby incorporated by reference. Capitalized terms used but not otherwise defined herein shall have the meaning given in the Original Note.

2.                                      Maturity Date. The defined term “Maturity Date” as set forth in Section 1 of the Note is hereby amended form April 1, 2012 to April 1, 2013.

3.                                      Modification of Other Loan Documents. Each of the other Loan Documents is hereby modified such that references to the Note shall mean henceforth refer to the Note as modified by this Agreement, together with any and all extensions, modifications, substitutions, replacements or renewals thereof and judgments in enforcement thereof.

4.                                      No Other Modifications. Except as expressly set forth herein, or necessary to incorporate the modifications and amendments herein, all the terms and conditions of the Loan Documents shall remain unmodified and in full force and effect, and Borrower confirms and ratifies all such documents and agrees to perform and comply with the terms and conditions of the Loan Documents, as modified herein.

5.                                      Conditions Precedent. It shall be a condition precedent to the effectiveness of this Agreement that (i) Borrower shall have delivered evidence of its authority to enter into this

5.                                      Conditions Precedent. It shall be a condition precedent to the effectiveness of this Agreement that (i) Borrower shall have delivered evidence of its authority to enter into this Agreement as well as the capacity of the individuals executing this Agreement on its behalf; (ii) no event of default shall exist under the Note, the Mortgage or any other Loan Document; and (iii) Borrower shall have delivered such other items to the Lender as it may reasonably request.

6.                                      Representations and Warranties. The Borrower hereby represents and warrants that (i) it has the authority to enter into this Agreement and, upon execution by the Borrower, this Agreement shall be an enforceable obligation of the Borrower, (ii) there have been no amendments or modifications to the Borrower’s organizational documents since such documents were certified and/or delivered to the Lender in connection with the closing of the Loan and (iii) to Borrower’s knowledge, no default or Event of Default currently exists under the Loan Documents.

7.                                      No Impairment. Nothing in this Agreement shall be deemed to or shall in any manner prejudice or impair the Loan Documents. This Agreement shall not be deemed to be nor shall it constitute any alteration, waiver, annulment or variation of the liens and encumbrances of the Mortgage, or the terms and conditions of or any rights, powers, or remedies under the Loan Documents, except as expressly set forth herein.

8.                                      Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Missouri.

9.                                      Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

10.                               Waiver of Claims and Defenses. The Borrower acknowledges, as of the execution date of this Agreement, its obligation for full payment of the amount outstanding under the Note hereby waives and releases any and all claims, defenses or rights of set-off, known or unknown, existing as of the execution date, which may diminish its obligation of repayment under the Note or which in any manner arise out of or relate to any Loan Document.

11.                               Counterparts. This Agreement may be executed in separate counterparts and all such counterparts when combined shall constitute one agreement.

12.                               NO ORAL AGREEMENTS.    ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU, BORROWER, AND US, LENDER, FROM MISUNDERSTANDING OR DISAPPOINTED, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS AND CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

[Signatures appear on next page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

“LENDER”

EPT MOUNT SNOW, INC.,
a Delaware corporation

By:
Name:	Gregory K. Silvers
Title:	Vice President

“BORROWER”

PEAK RESORTS, INC.,
a Missouri corporation

By:
Stephen J. Mueller, Vice-President

MOUNT SNOW, LTD.,
a Vermont corporation

By:
Stephen J. Mueller, Vice-President